UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 11, 2008 (November 5, 2008)

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The following information, including the Exhibit referenced in this Item 2.02 to the extent the Exhibit discusses estimated financial results for its fiscal fourth quarter and fiscal full year ended September 30, 2008, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 11, 2008, Spectrum Brands, Inc. (the "Company") issued a press release discussing, among other things, its estimated financial results for its fiscal fourth quarter and fiscal full year ended September 30, 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 2.05.     Costs Associated with Exit or Disposal Activities.

On November 5, 2008, the Company's board of directors (the "Board") committed to the shutdown of the growing products portion of the Company's Home & Garden business segment, which includes fertilizers, enriched soils, mulch and grass seed (the "FGM Business").  The Company expects the shutdown to be completed by January 31, 2009.  The Company estimates that the costs associated with the shutdown may be broken our as follows:

  One-time termination costs of approximately $8 million
  Contract termination costs between $22 and 32 million
  Other associated costs between $30 and $35 million

The Company estimates the total amounts it expects to incur in connection with the shutdown to be between $60 million to $75 million, which will be incurred in fiscal year 2009. The Company estimates that approximately $30 million to $35 million of the charges will result in future cash expenditures.

On November 11, 2008, the Company issued a press release announcing, among other things, the Board's approval of the shutdown of the FGM Business.  A copy of the press release is attached as Exhibit 99.1 to this report, and the portion of the press release announcing the shutdown is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company's current expectations and involve risks and uncertainties.  The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements. These risks and uncertainties include, without limitation, (1) uncertainties inherent in estimating shutdown charges; (2) uncertainties regarding the Company's ability to successfully exit the FGM Business without materially impacting the Company's other businesses and (3) other factors, which can be found in the Company’s securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q. The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release issued by Spectrum Brands, Inc. on November 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 11, 2008	SPECTRUM BRANDS, INC.

		By:	/s/ Anthony L. Genito
			Name:	Anthony L. Genito
			Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Spectrum Brands, Inc. on November 11, 2008.